Other revenues (Details) - USD ($) $ in Millions		2 Months Ended	10 Months Ended	12 Months Ended
		Feb. 22, 2022	Dec. 31, 2022	Dec. 31, 2023	Dec. 31, 2021	Jul. 01, 2022
Variable Interest Entity [Line Items]
Leasing revenues		$ 4	$ 24	$ 33	$ 26
Inventory sales		0	9	0	0
Early termination fees		0	0	0	6
Other		1	6	12	0
Sonadrill
Variable Interest Entity [Line Items]
Investment increase, joint ventures						$ 21
Other
Variable Interest Entity [Line Items]
Total other revenues	[1]	$ 5	$ 39	$ 45	$ 32

[1]	Includes revenue received from related parties of $298 million, $216 million, $19 million and $189 million, and costs paid to related parties of nil, nil, $3 million, and $70 million for the year ended December 31, 2023, periods February 23, 2022 through December 31, 2022 (Successor), January 1, 2022 through February 22, 2022, and the year ended December 31, 2021 (Predecessor), respectively. Refer to Note 26 – "Related party transactions" for further details.